                               AMENDMENT TO FUND
                            PARTICIPATION AGREEMENT
                                     AMONG
                             RYDEX VARIABLE TRUST
                           RYDEX DISTRIBUTORS, INC.
                                      And
                        PHL VARIABLE INSURANCE COMPANY

   For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the May 30, 2003 Fund Participation Agreement among Rydex Variable Trust (the "Trust"), Rydex Distributors, Inc. (the "Underwriter"), and PHL Variable Insurance Company as follows:

    1. Schedule A is revised in its entirety to read as Schedule A attached hereto.

    2. Schedule B is revised in its entirety to read as Schedule B attached hereto.

    3. The notice address for the Trust and the Underwriter is amended as follows:

          9601 Blackwell Road
          Suite 500
          Rockville, MD 20850
          Attn: Joanna Haigney

    4. All other terms of the Participation Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of February 1, 2008.

                                           RYDEX VARIABLE TRUST

                                           By:    /s/ C G Verboncoeur
                                                  ------------------------------
                                           Name:  Carl G. Verboncoeur
                                           Title: President

                                           RYDEX DISTRIBUTORS, INC.

                                           By:    /s/ C G Verboncoeur
                                                  ------------------------------
                                           Name:  Carl G. Verboncoeur
                                           Title: President

                                           PHL VARIABLE INSURANCE COMPANY

                                           By:    /s/ Gina Collopy O'Connell
                                                  ------------------------------
                                           Name:  Gina Collopy O'Connell
                                           Title: Senior Vice President

                                  SCHEDULE A

                               SEPARATE ACCOUNTS

Shares of Funds of the Trust shall be made available as investments for the following Separate Accounts:

                                                                        Date
Name of Separate Account                                             Established
------------------------                                             -----------
PHL Variable Accumulation Account...................................  12/7/1994
PHL Variable Universal Life Account.................................  9/10/1998
PHL Variable Accumulation Account II................................ 10/25/2007

                                  SCHEDULE B

               FUNDS OF THE TRUST AVAILABLE UNDER THE AGREEMENT

The separate accounts shown on Schedule A may invest in the following Funds of the Rydex Variable Trust:

Rydex Variable Trust Nova Fund
Rydex Variable Trust Precious Metals Fund
Rydex Variable Trust Energy Services Fund
Rydex Variable Trust Real Estate Fund
Rydex Variable Trust Sector Rotation Fund
Rydex Variable Trust Electronics Fund
Rydex Variable Trust Weakening Dollar 2x Strategy Fund
Rydex Variable Trust Internet Fund
Rydex Variable Trust Inverse Russell 2000 Strategy Fund
Rydex Variable Trust Technology Fund
Rydex Variable Trust Inverse Dow 2x Strategy Fund
Rydex Variable Trust Utilities Fund
Rydex Variable Trust Inverse Mid-Cap Strategy Fund
Rydex Variable Trust Strengthening Dollar 2x Strategy
Rydex Variable Trust Inverse OTC Strategy Fund
Rydex Variable Trust Inverse S&P 500 Strategy Fund
Rydex Variable Trust Inverse Government Long Bond Strategy Fund (previously known as the Juno Fund)
Rydex Variable Trust Europe 1.25x Strategy Fund
Rydex Variable Trust Japan 1.25x Strategy Fund
Rydex Variable Trust CLS AdvisorOne Amerigo Fund
Rydex Variable Trust Consumer Products Fund
Rydex Variable Trust CLS AdvisorOne Berolina Fund
Rydex Variable Trust Dow 2x Strategy Fund
Rydex Variable Trust CLS AdvisorOne Clermont Fund
Rydex Variable Trust S&P 500 2x Strategy Fund
Rydex Variable Trust Energy Fund
Rydex Variable Trust Large-Cap Growth Fund
Rydex Variable Trust OTC Fund
Rydex Variable Trust OTC 2x Strategy Fund
Rydex Variable Trust Retailing Fund
Rydex Variable Trust Large-Cap Value Fund
Rydex Variable Trust Government Long Bond 1.2x Strategy Fund
Rydex Variable Trust Hedged Equity Fund
Rydex Variable Trust Absolute Return Strategies Fund
Rydex Variable Trust Mid-Cap 1.5x Strategy Fund
Rydex Variable Trust Multi-Cap Core Equity Fund
Rydex Variable Trust Transportation Fund
Rydex Variable Trust Leisure Fund
Rydex Variable Trust Mid-Cap Growth Fund

Rydex Variable Trust Mid-Cap Value Fund
Rydex Variable Trust Russell 2000 1.5x Strategy Fund
Rydex Variable Trust Russell 2000 2x Strategy Fund
Rydex Variable Trust Small-Cap Growth Fund
Rydex Variable Trust Small-Cap Value Fund
Rydex Variable Trust Telecommunications Fund
Rydex Variable Trust Banking Fund
Rydex Variable Trust Financial Services Fund
Rydex Variable Trust Biotechnology Fund
Rydex Variable Trust Health Care Fund
Rydex Variable Trust Basic Materials Fund
Rydex Variable Trust Commodities Strategies Fund